Exhibit 99.2
Financial Supplement
Financial Information
as of June 30, 2005
(UNAUDITED)
To assist in your understanding of the Company, the following supplement of information concerning Platinum Underwriters Holdings, Ltd. is provided.
This report is for informational purposes only. It should be read in conjunction with documents filed by Platinum Underwriters Holdings, Ltd. with the SEC, including the Company’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q.
Our Investors Relations Department can be reached at (441) 298-0753.

Platinum Underwriters Holdings, Ltd.
Overview
June 30, 2005
Address:
Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke HM 08
Bermuda
Investor Information:
Justin Cressall
Senior Vice President and Treasurer
Tel: (441) 298-0753
Fax: (441) 296-0528
Website:
www.platinumre.com
Publicly Traded Securities:
Common Shares (NYSE: PTP)
Equity Security Units (NYSE: PTP Pr M)

Platinum Underwriters Holdings, Ltd.
Table of Contents
June 30, 2005

Section:	Page:
Balance Sheet:
a. Condensed Consolidated Balance Sheets	3

Income Statement:
a. Consolidated Statements of Income and Comprehensive Income — Summary	4
b. Consolidated Statements of Income and Comprehensive Income — by Quarter	5

Earnings and Book Value Per Share Analysis:
a. Computation of Basic and Diluted Earnings Per Share — Summary	6
b. Computation of Basic and Diluted Earnings Per Share — by Quarter	7
c. Fully Converted Book Value Per Share	8

Cash Flow Statement:
a. Condensed Statements of Cash Flows — Summary	9
b. Condensed Statements of Cash Flows — by Quarter	10

Segment Data:
a. Segment Reporting — Three Month Summary	11
b. Segment Reporting — Six Month Summary	12
c. Property and Marine Segment — by Quarter	13
d. Casualty Segment — by Quarter	14
e. Finite Risk Segment — by Quarter	15

Net Premiums Written Data:
a. Net Premiums Written — Supplemental Information	16
b. Premiums by Line of Business — Three Month Summary	17
c. Premiums by Line of Business — Six Month Summary	18

Other Company Data:
a. Company Ratios, Share Data, Ratings	19

Investments:
a. Investment Portfolio	20
b. Investment Portfolio — Net Realized Capital Gains (Losses)	21

Loss Reserves:
a. Loss Analysis	22

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets
June 30, 2005
(amounts in thousands, except per share amounts)

	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004
Assets
Investments and cash and cash equivalents	$3,138,231	2,584,928	2,456,868	2,374,310	$2,154,389
Receivables	576,457	638,283	580,048	638,463	549,732
Accrued investment income	28,316	27,127	23,663	26,613	20,707
Reinsurance balances (prepaid and recoverable)	16,688	15,783	4,892	5,176	10,739
Deferred acquisition costs	144,844	149,555	136,038	142,000	122,146
Funds held	271,795	222,791	198,048	85,780	81,262
Other assets	22,905	26,049	22,438	21,971	19,055

Total assets	$4,199,236	3,664,516	3,421,995	3,294,313	$2,958,030

Liabilities
Unpaid losses and loss adjustment expenses	$1,559,092	1,507,158	1,380,955	1,222,364	$896,449
Unearned premiums	575,727	589,795	502,423	537,251	483,773
Debt obligations	387,500	137,500	137,500	137,500	137,500
Commissions payable	216,459	172,224	181,925	220,902	207,306
Other liabilities	187,730	84,763	86,189	87,767	95,310

Total liabilities	2,926,508	2,491,440	2,288,992	2,205,784	1,820,338

Total shareholders’ equity	1,272,728	1,173,076	1,133,003	1,088,529	1,137,692

Total liabilities and shareholders’ equity	$4,199,236	3,664,516	3,421,995	3,294,313	$2,958,030

Book value per share	$29.32	27.12	26.30	25.30	$26.29

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Income and Comprehensive Income — Summary
(amounts in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30, 2005	June 30, 2004	June 30, 2005	June 30, 2004
Revenues
Net premiums earned	$431,470	$310,867	$842,510	$631,909
Net investment income	28,904	19,377	55,809	36,861
Net realized capital losses	(555)	(1,279)	(183)	(827)
Other income	588	605	232	1,116

Total revenues	460,407	329,570	898,368	669,059

Expenses
Losses and loss adjustment expenses	240,852	189,466	478,550	351,435
Acquisition expenses	103,928	62,694	197,177	151,615
Other underwriting expenses	18,545	15,045	35,152	30,850
Corporate expenses	4,935	4,217	8,336	7,186
Net foreign currency exchange losses	160	1,168	1,958	302
Interest expense	4,174	2,324	6,347	4,630

Total expenses	372,594	274,914	727,520	546,018

Income before income tax expense	87,813	54,656	170,848	123,041

Income tax expense	19,828	4,857	29,775	18,428

Net income	$67,985	$49,799	$141,073	$104,613

Basic
Weighted average shares outstanding	43,293	43,290	43,224	43,216
Basic earnings per share	$1.57	$1.15	$3.26	$2.42

Diluted
Weighted average shares outstanding	50,009	50,788	50,040	50,788
Diluted earnings per share	$1.39	$1.01	$2.88	$2.12

Comprehensive income (loss)
Net income	$67,985	$49,799	$141,073	$104,613
Other comprehensive income (loss), net of tax	33,005	(52,479)	(1,615)	(33,335)

Comprehensive income (loss)	$100,990	$(2,680)	$139,458	$71,278

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Income and Comprehensive Income — by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004
Revenues
Net premiums earned	$431,470	411,040	432,936	383,090	$310,867
Net investment income	28,904	26,905	26,242	21,429	19,377
Net realized capital gains (losses)	(555)	372	520	2,262	(1,279)
Other income (loss)	588	(356)	1,074	1,021	605

Total revenues	460,407	437,961	460,772	407,802	329,570

Expenses
Losses and loss adjustment expenses	240,852	237,698	283,645	384,724	189,466
Acquisition expenses	103,928	93,249	94,935	81,271	62,694
Other underwriting expenses	18,545	16,607	10,053	12,234	15,045
Corporate expenses	4,935	3,401	2,844	3,166	4,217
Net foreign currency exchange losses (gains)	160	1,798	(399)	(628)	1,168
Interest expense	4,174	2,173	2,316	2,322	2,324

Total expenses	372,594	354,926	393,394	483,089	274,914

Income (loss) before income tax expense (benefit)	87,813	83,035	67,378	(75,287)	54,656

Income tax expense (benefit)	19,828	9,947	17,456	(5,535)	4,857

Net income (loss)	$67,985	73,088	49,922	(69,752)	$49,799

Basic
Weighted average shares outstanding	43,293	43,163	43,073	43,127	43,290
Basic earnings per share	$1.57	1.69	1.16	(1.62)	$1.15

Diluted
Weighted average shares outstanding	50,009	50,032	49,819	43,127	50,788
Diluted earnings per share	$1.39	1.49	1.03	(1.62)	$1.01

Comprehensive income (loss)
Net income (loss)	$67,985	73,088	49,922	(69,752)	$49,799
Other comprehensive income (loss), net of tax	33,005	(34,620)	(4,193)	31,007	(52,479)

Comprehensive income (loss)	$100,990	38,468	45,729	(38,745)	$(2,680)

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Share — Summary
(amounts in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30, 2005	June 30, 2004	June 30, 2005	June 30, 2004
Earnings:
Basic:
Net income	$67,985	$49,799	$141,073	$104,613

Net income available to common shareholders	67,985	49,799	141,073	104,613

Diluted:
Net income	67,985	49,799	141,073	104,613
Effect of dilutive securities:
Equity security units	1,506	1,530	2,929	3,052

Net income available to common shareholders	$69,491	$51,329	$144,002	$107,665

Common Shares:
Basic:
Weighted average shares outstanding	43,293	43,290	43,224	43,216

Diluted:
Weighted average shares outstanding	43,293	43,290	43,224	43,216
Effect of dilutive securities:
Share options	1,644	2,416	1,755	2,575
Equity security units	5,009	5,009	5,009	5,009
Restricted stock units	63	73	52	41

Weighted average, as adjusted	50,009	50,788	50,040	50,841

Earnings Per Share:
Basic	$1.57	$1.15	$3.26	$2.42

Diluted	$1.39	$1.01	$2.88	$2.12

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Share — by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004
Earnings:
Basic:
Net income (loss)	$67,985	73,088	49,922	(69,752)	$49,799

Net income (loss) available to common shareholders	67,985	73,088	49,922	(69,752)	49,799

Diluted:
Net income (loss)	67,985	73,088	49,922	(69,752)	49,799
Effect of dilutive securities:
Equity security units	1,506	1,423	1,519	—	1,530

Net income (loss) available to common shareholders	$69,491	74,511	51,441	(69,752)	$51,329

Common Shares:
Basic:
Weighted average shares outstanding	43,293	43,163	43,073	43,127	43,290

Diluted:
Weighted average shares outstanding	43,293	43,163	43,073	43,127	43,290
Effect of dilutive securities:
Share options	1,644	1,838	1,721	—	2,416
Equity security units	5,009	5,009	5,009	—	5,009
Restricted stock units	63	22	16	—	73

Weighted average, as adjusted	50,009	50,032	49,819	43,127	50,788

Earnings Per Share:
Basic	$1.57	1.69	1.16	(1.62)	$1.15

Diluted	$1.39	1.49	1.03	(1.62)	$1.01

Platinum Underwriters Holdings, Ltd.
Fully Converted Book Value per Share
June 30, 2005

	Conversion	Conversion
	Multiple /	Amount	Shares	Book Value
	Strike Price	($000)	(000)	Per Share
Book value as of June 30, 2005		$1,272,728	43,407	$29.32

Equity Security Units:
Ratio of conversion to common shares when common share market value is greater than $27.45 per share	0.9107	137,500	5,009	(0.17)

Share options:
Shareholder share options:
St. Paul Travelers	27.00	—	899	(0.49)
RenaissanceRe	27.00	—	375	(0.20)

Management and directors’ options (a)	23.59 (b)	101,465	4,301	(0.45)

Directors’ and officers’ restricted shares and share units		—	139	(0.08)

Fully converted book value as of June 30, 2005		$1,511,693	54,130	$27.93

(a)	Excludes 87,500 options with a weighted average strike price of $32.70

(b)	Weighted average strike price of options with a price below $31.82, the closing share price at June 30, 2005.

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows — Summary
($ in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2005	June 30, 2004	June 30, 2005	June 30, 2004
Net cash provided by operations	$196,754	$216,227	$376,402	$436,942

Net cash used in investing activities	(331,898)	(240,295)	(421,736)	(368,300)

Net cash provided by (used in) financing activities	244,663	(3,228)	244,973	(1,876)

Net increase in cash and cash equivalents	$109,519	$(27,296)	$199,639	$66,766

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows — by Quarter
($ in thousands)

	Three Months Ended
	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004
Net cash provided by operations	$196,754	179,648	91,563	186,228	$216,227

Net cash used in investing activities	(331,898)	(89,838)	(103,703)	(123,475)	(240,295)

Net cash provided by (used in) financing activities	244,663	310	(310)	(12,633)	(3,228)

Net increase (decrease) in cash and cash equivalents	$109,519	90,120	(12,450)	50,120	$(27,296)

Platinum Underwriters Holdings, Ltd.
Segment Reporting
($ in thousands)

	Three Months Ended June 30, 2005				Three Months Ended June 30, 2004
	Property and				Property and
	Marine	Casualty	Finite Risk	Total	Marine	Casualty	Finite Risk	Total
Net premiums written	$134,953	188,890	99,116	$422,959	$101,841	112,761	115,925	$330,527

Net premiums earned	140,669	198,723	92,078	431,470	99,928	132,230	78,709	310,867

Losses and loss adjustment expenses	58,499	127,531	54,822	240,852	40,974	93,391	55,101	189,466
Acquisition expenses	29,695	47,963	26,270	103,928	14,905	31,994	15,795	62,694
Other underwriting expenses	8,240	8,972	1,333	18,545	7,174	5,305	2,567	15,046

Total underwriting expenses	96,434	184,466	82,425	363,325	63,053	130,690	73,463	267,206

Segment underwriting income	$44,235	14,257	9,653	68,145	$36,875	1,540	5,246	43,661

Net investment income				28,904				19,377
Net realized capital losses				(555)				(1,279)
Net foreign currency exchange losses				(160)				(1,168)
Other income				588				605
Corporate expenses not allocated to segments				(4,935)				(4,216)
Interest expense				(4,174)				(2,324)

Income before income tax expense				$87,813				$54,656

GAAP underwriting ratios:
Loss and loss adjustment expense	41.6%	64.2%	59.5%	55.8%	41.0%	70.6%	70.0%	60.9%
Acquisition expense	21.1%	24.1%	28.5%	24.1%	14.9%	24.2%	20.1%	20.2%
Other underwriting expense	5.9%	4.5%	1.4%	4.3%	7.2%	4.0%	3.3%	4.8%

Combined	68.6%	92.8%	89.4%	84.2%	63.1%	98.8%	93.4%	85.9%

Statutory underwriting ratios:
Loss and loss adjustment expense	41.6%	64.2%	59.5%	55.8%	41.0%	70.6%	70.0%	60.9%
Acquisition expense	22.7%	23.5%	25.2%	23.6%	16.2%	23.0%	23.1%	20.9%
Other underwriting expense	6.1%	4.7%	1.3%	4.4%	7.0%	4.7%	2.2%	4.6%

Combined	70.4%	92.4%	86.0%	83.8%	64.2%	98.3%	95.3%	86.4%

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1)	Losses & loss adjustment expenses are divided by net premiums earned;

(2)	Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)	Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Segment Reporting
($ in thousands)

	Six Months Ended June 30, 2005				Six Months Ended June 30, 2004
	Property and				Property and
	Marine	Casualty	Finite Risk	Total	Marine	Casualty	Finite Risk	Total
Net premiums written	$320,002	404,559	192,197	$916,758	$273,135	336,726	200,772	$810,633

Net premiums earned	268,866	383,491	190,153	842,510	217,993	268,452	145,464	631,909

Losses and loss adjustment expenses	118,539	245,969	114,042	478,550	89,552	188,175	73,708	351,435
Acquisition expenses	51,684	93,165	52,328	197,177	36,657	66,830	48,128	151,615
Other underwriting expenses	15,963	16,285	2,904	35,152	15,324	10,362	5,164	30,850

Total underwriting expenses	186,186	355,419	169,274	710,879	141,533	265,367	127,000	533,900

Segment underwriting income	$82,680	28,072	20,879	131,631	$76,460	3,085	18,464	98,009

Net investment income				55,809				36,861
Net realized capital losses				(183)				(827)
Net foreign currency exchange losses				(1,958)				(302)
Other income				232				1,116
Corporate expenses not allocated to segments				(8,336)				(7,186)
Interest expense				(6,347)				(4,630)

Income before income tax expense				$170,848				$123,041

GAAP underwriting ratios:
Loss and loss adjustment expense	44.1%	64.1%	60.0%	56.8%	41.1%	70.1%	50.7%	55.6%
Acquisition expense	19.2%	24.3%	27.5%	23.4%	16.8%	24.9%	33.1%	24.0%
Other underwriting expense	5.9%	4.2%	1.5%	4.2%	7.0%	3.9%	3.6%	4.9%

Combined	69.2%	92.6%	89.0%	84.4%	64.9%	98.9%	87.4%	84.5%

Statutory underwriting ratios:
Loss and loss adjustment expense	44.1%	64.1%	60.0%	56.8%	41.1%	70.1%	50.7%	55.6%
Acquisition expense	18.9%	23.6%	26.6%	22.6%	16.9%	24.7%	32.5%	24.0%
Other underwriting expense	5.0%	4.0%	1.5%	3.8%	5.6%	3.1%	2.6%	3.8%

Combined	68.0%	91.7%	88.1%	83.2%	63.6%	97.9%	85.8%	83.4%

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

(1)	Losses & loss adjustment expenses are divided by net premiums earned;

(2)	Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)	Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment — by Quarter
($ in thousands)

	Three Months Ended
	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004
Net premiums written	$134,953	185,049	110,675	120,629	$101,841

Net premiums earned	140,669	128,197	131,712	135,430	99,928

Losses and loss adjustment expenses	58,499	60,040	64,510	195,495	40,974
Acquisition expenses	29,695	21,989	18,869	20,834	14,905
Other underwriting expenses	8,240	7,723	6,547	5,956	7,174

Total underwriting expenses	96,434	89,752	89,926	222,285	63,053

Segment underwriting income (loss)	$44,235	38,445	41,786	(86,855)	$36,875

GAAP underwriting ratios:
Loss and loss adjustment expense	41.6%	46.8%	49.0%	144.4%	41.0%
Acquisition expense	21.1%	17.2%	14.3%	15.4%	14.9%
Other underwriting expense	5.9%	6.0%	5.0%	4.4%	7.2%

Combined	68.6%	70.0%	68.3%	164.2%	63.1%

Statutory underwriting ratios:
Loss and loss adjustment expense	41.6%	46.8%	49.0%	144.4%	41.0%
Acquisition expense	22.7%	16.1%	15.9%	15.0%	16.2%
Other underwriting expense	6.1%	4.2%	5.9%	4.9%	7.0%

Combined	70.4%	67.1%	70.8%	164.3%	64.2%

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

(1)	Losses & loss adjustment expenses are divided by net premiums earned;

(2)	Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)	Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment — by Quarter
($ in thousands)

	Three Months Ended
	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004
Net premiums written	$188,890	215,669	168,706	171,967	$112,761

Net premiums earned	198,723	184,768	186,929	156,512	132,230

Losses and loss adjustment expenses	127,531	118,438	124,621	105,559	93,391
Acquisition expenses	47,963	45,202	45,884	38,935	31,994
Other underwriting expenses	8,972	7,313	3,107	5,617	5,305

Total underwriting expenses	184,466	170,953	173,612	150,111	130,690

Segment underwriting income	$14,257	13,815	13,317	6,401	$1,540

GAAP underwriting ratios:
Loss and loss adjustment expense	64.2%	64.1%	66.7%	67.4%	70.6%
Acquisition expense	24.1%	24.5%	24.5%	24.9%	24.2%
Other underwriting expense	4.5%	4.0%	1.7%	3.6%	4.0%

Combined	92.8%	92.6%	92.9%	95.9%	98.8%

Statutory underwriting ratios:
Loss and loss adjustment expense	64.2%	64.1%	66.7%	67.4%	70.6%
Acquisition expense	23.5%	23.6%	23.7%	24.7%	23.0%
Other underwriting expense	4.7%	3.4%	1.8%	3.3%	4.7%

Combined	92.4%	91.1%	92.2%	95.4%	98.3%

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

(1)	Losses & loss adjustment expenses are divided by net premiums earned;

(2)	Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)	Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment — by Quarter
($ in thousands)

	Three Months Ended
	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004
Net premiums written	$99,116	93,081	115,504	147,899	$115,925

Net premiums earned	92,078	98,075	114,295	91,148	78,709

Losses and loss adjustment expenses	54,822	59,220	94,514	83,670	55,101
Acquisition expenses	26,270	26,058	30,182	21,502	15,795
Other underwriting expenses	1,333	1,571	399	661	2,567

Total underwriting expenses	82,425	86,849	125,095	105,833	73,463

Segment underwriting income (loss)	$9,653	11,226	(10,800)	(14,685)	$5,246

GAAP underwriting ratios:
Loss and loss adjustment expense	59.5%	60.4%	82.7%	91.8%	70.0%
Acquisition expense	28.5%	26.6%	26.4%	23.6%	20.1%
Other underwriting expense	1.4%	1.6%	0.3%	0.7%	3.3%

Combined	89.4%	88.6%	109.4%	116.1%	93.4%

Statutory underwriting ratios:
Loss and loss adjustment expense	59.5%	60.4%	82.7%	91.8%	70.0%
Acquisition expense	25.2%	28.0%	27.0%	27.3%	23.1%
Other underwriting expense	1.3%	1.7%	0.3%	0.4%	2.2%

Combined	86.0%	90.1%	110.0%	119.5%	95.3%

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

(1)	Losses & loss adjustment expenses are divided by net premiums earned;

(2)	Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)	Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written — Supplemental Information
($ in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2005	June 30, 2004	June 30, 2005	June 30, 2004
Property and Marine:
Excess-of-loss	$80,393	$77,716	$214,048	$205,854
Proportional	54,560	24,125	105,954	67,281

Subtotal Property and Marine	134,953	101,841	320,002	273,135

Casualty:
Excess-of-loss	168,486	120,029	337,033	291,779
Proportional	20,404	(7,268)	67,526	44,947

Subtotal Casualty	188,890	112,761	404,559	336,726

Finite Risk:
Excess-of-loss	35,946	42,504	43,237	75,176
Proportional	63,170	73,421	148,960	125,596

Subtotal Finite Risk	99,116	115,925	192,197	200,772

Total:
Excess-of-loss	284,825	240,249	594,318	572,809
Proportional	138,134	90,278	322,440	237,824

Total	$422,959	$330,527	$916,758	$810,633

	Three Months Ended		Six Months Ended
	June 30, 2005	June 30, 2004	June 30, 2005	June 30, 2004
Property and Marine:
United States	$99,151	$68,381	$196,262	$143,204
International	35,802	33,460	123,740	129,931

Subtotal Property and Marine	134,953	101,841	320,002	273,135

Casualty:
United States	175,251	98,515	341,647	282,435
International	13,639	14,246	62,912	54,291

Subtotal Casualty	188,890	112,761	404,559	336,726

Finite Risk:
United States	97,087	110,931	188,042	189,900
International	2,029	4,994	4,155	10,872

Subtotal Finite Risk	99,116	115,925	192,197	200,772

Total:
United States	371,489	277,827	725,951	615,539
International	51,470	52,700	190,807	195,094

Total	$422,959	$330,527	$916,758	$810,633

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business
($ in thousands)

	Three Months Ended June 30, 2005			Three Months Ended June 30, 2004
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned
Property and Marine:
North American Property Proportional	$29,925	29,925	$29,043	$13,499	13,499	$12,577
North American Property Catastrophe	15,987	15,853	16,083	13,211	10,783	10,648
North American Property Risk	30,939	29,235	26,265	21,529	21,529	14,467
Other Property	24,285	24,138	26,126	22,570	22,570	26,623
Marine / Aviation Proportional	2,018	2,018	2,209	2,712	2,712	1,801
Marine / Aviation Excess	5,708	5,706	9,063	7,231	9,151	7,611
International Property Proportional	12,424	12,424	6,679	5,492	5,492	3,236
International Property Catastrophe	12,755	12,762	20,381	13,866	14,084	19,181
International Property Risk	2,892	2,892	4,820	2,021	2,021	3,784

Subtotal	136,933	134,953	140,669	102,131	101,841	99,928

Casualty:
Clash	6,857	6,857	8,716	6,148	6,148	6,223
1st $ GL	13,289	13,289	10,521	2,804	2,804	5,001
1st $ Other	1,358	1,358	787	808	808	573
Casualty Excess	138,361	138,361	134,064	83,748	83,748	85,754
Accident & Health	12,705	12,605	19,272	202	202	16,339
International Casualty	10,962	10,962	13,123	11,495	11,495	6,456
International Motor	414	414	2,781	1,283	1,374	5,994
Financial Lines	5,044	5,044	9,459	6,182	6,182	5,890

Subtotal	188,990	188,890	198,723	112,670	112,761	132,230

Finite Risk:
Finite Property	8,368	4,521	5,924	10,451	10,451	16,014
Finite Casualty	94,753	94,753	81,436	58,073	58,073	22,304
Finite Accident & Health	(158)	(158)	4,718	47,401	47,401	40,391

Subtotal	102,963	99,116	92,078	115,925	115,925	78,709

Total	$428,886	422,959	$431,470	$330,726	330,527	$310,867

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business
($ in thousands)

	Six Months Ended June 30, 2005			Six Months Ended June 30, 2004
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned
Property and Marine:
North American Property Proportional	$49,170	49,170	$46,253	$29,083	29,083	$26,898
North American Property Catastrophe	34,671	34,667	34,092	27,984	23,695	24,064
North American Property Risk	55,444	52,104	47,914	44,960	44,960	36,606
Other Property	60,468	60,321	58,059	45,466	45,466	46,619
Marine / Aviation Proportional	4,249	4,249	4,476	5,028	5,028	3,496
Marine / Aviation Excess	21,450	19,536	17,816	31,489	31,958	23,095
International Property Proportional	22,330	22,330	12,379	13,696	13,696	8,572
International Property Catastrophe	61,051	59,638	36,012	72,359	65,620	39,509
International Property Risk	17,987	17,987	11,865	13,629	13,629	9,134

Subtotal	326,820	320,002	268,866	283,694	273,135	217,993

Casualty:
Clash	17,987	17,987	15,915	12,979	12,979	13,649
1st $ GL	21,416	21,416	19,129	10,667	10,667	11,552
1st $ Other	1,996	1,996	1,437	1,398	1,398	997
Casualty Excess	251,901	251,901	252,312	200,156	200,156	168,518
Accident & Health	41,096	40,996	44,176	48,029	48,029	39,009
International Casualty	30,797	30,797	21,994	20,969	20,969	11,437
International Motor	2,482	2,482	7,650	17,104	16,276	11,970
Financial Lines	36,984	36,984	20,878	26,252	26,252	11,320

Subtotal	404,659	404,559	383,491	337,554	336,726	268,452

Finite Risk:
Finite Property	27,106	9,281	13,422	26,374	26,374	37,508
Finite Casualty	183,160	183,160	165,645	111,940	111,940	37,756
Finite Accident & Health	(244)	(244)	11,086	62,458	62,458	70,200

Subtotal	210,022	192,197	190,153	200,772	200,772	145,464

Total	$941,501	916,758	$842,510	$822,020	810,633	$631,909

Platinum Underwriters Holdings, Ltd.
Company Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004
GAAP Basis Ratios %:

Combined (%)	84.2%	84.5%	89.7%	124.8%	85.9%

Debt to Total Capital (%)	23.3%	10.5%	10.8%	11.2%	10.8%

Net Premiums Written (Annualized) to Shareholders’ Equity	1.33	1.68	1.39	1.62	1.16

Share Data:
Book Value Per Share	$29.32	$27.12	$26.30	$25.30	$26.29

Common Shares Outstanding (000’s)	43,407	43,254	43,087	43,018	43,279

Market Price Per Share:*
High	$31.90	$31.92	$31.10	$30.90	$33.50
Low	26.57	29.18	27.30	27.70	30.20
Close	$31.82	$29.70	$31.10	$29.28	$30.43

Industry Ratings:
A.M. Best (Financial Strength Rating)	A	A	A	A	A

Supplemental Data:
Total Employees	157	159	159	164	158

Platinum Underwriters Holdings, Ltd.
Investment Portfolio
($ in thousands)

		Weighted		Weighted
		Average		Average
	June 30, 2005	Book Yield	December 31, 2004	Book Yield
Fixed Maturities:
US Government and US Government agencies	$145,920	3.6%	$4,203	2.3%
Tax exempt municipal bonds	216,582	3.0%	215,251	3.0%
Corporate bonds	1,246,370	4.2%	1,158,797	4.2%
Mortgage and asset-backed securities	784,159	4.6%	511,069	4.9%
Foreign governments and foreign corporate bonds	320,837	4.7%	347,206	4.7%

Total Bonds	2,713,868	4.3%	2,236,526	4.3%
Redeemable Preferred Stock	8,824	5.9%	3,676	5.8%

Total Fixed Maturities	$2,722,692	4.3%	$2,240,202	4.3%

	June 30, 2005		December 31, 2004
	Amount	% of Total	Amount	% of Total
Credit Quality of Investment Grades:*
Aaa	$1,218,903	44.8%	$764,002	34.1%
Aa	498,111	18.3%	447,071	20.0%
A	879,159	32.3%	909,403	40.6%
Baa	126,519	4.6%	119,726	5.3%

Total	$2,722,692	100.0%	$2,240,202	100.0%

Credit Quality:
Weighted average credit quality	Aa2		Aa3

*	Rated using external rating agencies (Moody’s).

(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa — Investment Grade)

Platinum Underwriters Holdings, Ltd.
Investment Portfolio — Net Realized Capital Gains (Losses)
($ in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2005	June 30, 2004	June 30, 2005	June 30, 2004
Net realized capital gains (losses):
United States	$36	$(605)	$189	$(529)
United Kingdom	(42)	14	(80)	11
Bermuda	(549)	(688)	(292)	(309)

Total	$(555)	$(1,279)	$(183)	$(827)

Platinum Underwriters Holdings, Ltd.
Loss Analysis
($ in thousands)

	Analysis of Losses and Loss Expenses Incurred
	Six Months Ended June 30, 2005				Twelve Months Ended December 31, 2004
				Paid to				Paid to
	Gross	Ceded	Net	Incurred %	Gross	Ceded	Net	Incurred %
Paid	$303,328	154	$303,174	63.4%	$381,402	643	$380,759	37.3%
Change in unpaid losses and loss expenses	183,941	8,565	175,376		635,756	(3,289)	639,045

Losses and loss expenses incurred	$487,269	8,719	$478,550		$1,017,158	(2,646)	$1,019,804

	Analysis of Unpaid Losses and Loss Adjustment Expenses
	Six Months Ended June 30, 2005				Twelve Months Ended December 31, 2004
	Gross*	Ceded	Net*	%	Gross	Ceded	Net	%
Outstanding losses and loss expenses	$277,170	260	$276,910	17.9%	$229,454	449	$229,005	16.6%
Incurred but not reported	1,281,922	10,033	1,271,889	82.1%	1,151,501	1,279	1,150,222	83.4%

Unpaid losses and loss expenses	$1,559,092	10,293	$1,548,799	100.0%	$1,380,955	1,728	$1,379,227	100.0%

*	Includes effects of foreign currency exchange rate movements of $5,804